               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                  Date of report: January 22, 1996



                        USAir Group, Inc.
                (Commission file number: 1-8444)

                               and

                           USAir, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware                     USAir Group, Inc. 54-1194634
(State of Incorporation              USAir, Inc.       53-0218143
  of both registrants)       (I.R.S. Employer Identification Nos.)



                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)



                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)

Item 5. Other Events


      At a January 22, 1996 telephonic conference call with industry analysts to discuss USAir Group's fourth quarter and 1995 year end results, which had been publicly released earlier that day, USAir's Chief Financial Officer, John Harper, told analysts that the combination of weather and the Federal government shutdown adversely affected USAir's January 1996 revenue by approximately
$40 million. Mr. Harper said that, of this $40 million negative revenue impact, approximately $30 million was attributed to weather and $10 million was attributed to the effects of the government shutdown. Mr. Harper went on to say that USAir's expenses were negatively impacted by approximately $2 million in January, and that USAir's capacity was down by approximately 10 percent from January 1995. Of that 10 percent capacity decline, approximately
1 1/2 percentage points could be attributed to adverse weather, and the balance is the result of USAir's rightsizing program which was begun in June 1995. Mr. Harper said that USAir's capacity in calendar 1996 should be down by approximately 2 1/2 percent from 1995.




Item 7.   Financial Statements and Exhibits


(c)   Exhibits


Designation                      Description
-----------                      -----------

    99 News release dated January 22, 1995 of USAir Group, Inc. and USAir, Inc., with consolidated statements of operations and a supplemental schedule for each company.

                            SIGNATURES


      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly autho-rized.

                              USAir Group, Inc.



Date: January 22, 1996     By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer


                              USAir, Inc.



Date: January 22, 1996        By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer

                              Exhibit 99


            USAIR REPORTS PROFIT OF $119.3 MILLION FOR 1995


      ARLINGTON, Va., January 22, 1996 -- USAir Group, Inc. reported an after-tax profit of $119.3 million for 1995 as compared to 1994's loss of $684.9 million. On a per-share basis, the profit for 1995 is 55 cents after preferred dividend requirement, as compared to a loss of $12.73 in 1994.

      Revenues for the year were $7.5 billion, an increase of $477.1 million over 1994. Expenses were $7.2 billion, $335.9 million less than the preceding year. Excluding one-time items and the special profit-sharing program, which was designed to compensate employees whose wages were reduced in 1992-93, net profit for the year would have been $164.9 million, or $1.28 per share after preferred dividend requirement.

      For the fourth quarter of 1995, net profit was $60.3 million, or 61 cents per share after preferred dividend requirement, as compared to a loss in the fourth quarter of 1994 of $322.0 million.

      USAir also made early payments of about $140 million to retire high-cost debt during the fourth quarter and further steps to lower debt and lease obligations are possible during 1996.

      "Last year was a good one for the airline industry as a whole and, certainly, for USAir. Our full potential, however, cannot be realized, nor our existence assured, if we do not achieve a competitive cost structure," said John Harper, USAir chief financial officer.

      "The fact remains that for all the progress we've made, our unit labor costs still are the highest in the industry. We must take advantage of this favorable industry and economic environment to secure the lower costs we need to capitalize on our strengths in the future."

                         FULL YEAR RESULTS

      USAir Group's net 1995 profit of $119.3 million came on revenues of $7.5 billion and compared to a 1994 loss of $684.9 million on revenues of $7.0 billion. Operating profit for the year was $321.7 million compared to an operating loss in 1994 of $491.4 million. After requirement for preferred dividends of $84.9 million, the profit for 1995 was $34.4 million, compared to a net loss of $763.0 million in 1994 after provision for $78.0 million in preferred dividends.

      Preferred stock dividends currently are not being paid but financial accounting principles require that they be reflected in statements of operations.

      Profit per common share in 1995 was 55 cents based on 62,430,000 shares outstanding. This compares to a loss per common share of $12.73 based on 59,915,000 shares outstanding.

      USAir flew 38.1 billion revenue passenger miles in 1995 and
58.7 billion available seat miles with a passenger load factor of
64.7 percent. Break-even load factor was 64.9 percent. This was a decrease of 0.8 percent in RPMs and 4.7 percent in ASMs from 1994, reflecting the rightsizing program initiated in the late spring of 1995. The load factor was 2.5 percentage points above that for 1994. The average passenger journey increased 4.1 percent from 638 miles to 664 miles.


                         QUARTERLY RESULTS

      For the fourth quarter of 1995, the net profit of $60.3 million came on revenues of $1.85 billion. This compares to a net loss of $322.0 million on revenues of $1.7 billion in the fourth quarter of 1994. Operating profit for the quarter was $107.9 million compared to an operating loss in the fourth quarter of 1994 of $270.2 million.

      After requirement for preferred dividends, the profit for fourth quarter 1995 was $38.4 million compared to a loss of $342.0 million in the comparable quarter of 1994.

      The per share profit for the quarter was 61 cents based on 63,143,000 shares outstanding. This compares to a loss of $5.63 in the fourth quarter of 1994 based on 60,690,000 million shares outstanding.

      USAir flew 9.1 billion revenue passenger miles and 13.7 billion available seat miles during the fourth quarter of 1994, with a load factor of 65.8 percent for the quarter. Break-even load factor was 65.0 percent. This was a decrease in RPMs of 3.9 percent and a decrease in ASMs of 12.5 percent as compared to the fourth quarter of 1994, reflecting the rightsizing program that went into effect in the late spring of 1995. The load factor increased by 5.9 percentage points over the comparable figure for 1994. The average passenger journey increased 3.1 percent from 635 miles in fourth quarter 1994 to 655 miles in fourth quarter 1995.


NUMBER:  3058

                                                    NEWS RELEASE
                       USAir Group, Inc.
        Comparative Consolidated Statements of Operations
      Adjusted for Profit Sharing Expense and One-Time Items
                          (Unaudited)
                     (dollars in millions)

                            Three Months Ended
                               December 31,      Better (Worse)
                            ------------------   ---------------
                             1995       1994      Amount     %
                             ----       ----      ------    ---
Operating Revenues         $1,854.5   $1,681.0   $ 173.5   10.3 %

Operating Expenses          1,746.6    1,951.2     204.6   10.5 %
                            -------    -------    ------
  Operating Income (Loss)     107.9     (270.2)    378.1    NM

Profit Sharing Expense        (34.5)      (2.0)    (32.5)   NM
One-Time - Add. (Deduct.) *     4.1     (186.8)    190.9    NM
                            -------    -------    ------
  Adjusted Operating
     Income (Loss)            138.3      (81.4)    219.7    NM

Other Income (Expense), Net   (45.1)     (51.8)      6.7   12.9 %
                            -------    -------    ------
  Income (Loss) Before Taxes   62.8     (322.0)    384.8    NM

One-Time - Add. (Deduct.) **      -          -         -    NM
                            -------    -------    ------
  Adjusted Income (Loss)
    Before Taxes               93.2     (133.2)    226.4    NM

Income Tax Provision (Credit)   2.6          -      (2.6)   NM
                            -------    -------    ------
Net Income (Loss)          $   60.3   $ (322.0)  $ 382.3    NM
                            =======    =======    ======
----------------------------
*  One-Time Items - Operating Expenses:

   Reserve for Non-Operating
     Aircraft                $  4.1    $(132.8)
   Obsolete Inventory             -      (54.0)
   West Coast Realignment         -          -
   Other                          -          -
                              -----     ------
     Total                   $  4.1    $(186.8)
                              =====     ======

** One-Time Items - Other Income (Expense):

    Asset Dispositions       $    -    $     -
                              =====     ======
      Total                  $    -    $     -
                              =====     ======
Note:  Numbers may not add due to rounding.
NM - Not Meaningful
                   (continued on next page)

                       USAir Group, Inc.
        Comparative Consolidated Statements of Operations
      Adjusted for Profit Sharing Expense and One-Time Items
                          (Unaudited)
                     (dollars in millions)

                           Twelve Months Ended
                               December 31,      Better (Worse)
                            ------------------   ---------------
                             1995       1994      Amount     %
                             ----       ----      ------    ---
Operating Revenues         $7,474.3   $6,997.2   $ 477.1    6.8 %

Operating Expenses          7,152.7    7,488.6     335.9    4.5 %
                            -------    -------    ------
  Operating Income (Loss)     321.7     (491.4)    813.1    NM

Profit Sharing Expense        (49.7)      (4.1)    (45.6)   NM
One-Time - Add. (Deduct.) *     4.1     (254.5)    258.6    NM
                            -------    -------    ------
  Adjusted Operating
     Income (Loss)            367.3     (232.8)    600.1    NM

Other Income (Expense), Net  (193.4)    (193.6)      0.2    0.1 %
                            -------    -------    ------

  Income (Loss) Before Taxes  128.3     (684.9)    813.2    NM

One-Time - Add. (Deduct.) **      -       28.3     (28.3)   NM
                            -------    -------    ------
  Adjusted Income (Loss)
    Before Taxes              173.9     (454.7)    628.6    NM

Income Tax Provision (Credit)   9.0          -      (9.0)   NM
                            -------    -------    ------
Net Income (Loss)          $  119.3   $ (684.9)  $ 804.2    NM
                            =======    =======    ======
__________________________
*  One-Time Items - Operating Expenses:

   Reserve for Non-Operating
     Aircraft                $  4.1    $(172.9)
   Obsolete Inventory             -      (54.0)
   West Coast Realignment         -      (25.9)
   Other                          -       (1.7)
                              -----     ------
     Total                   $  4.1    $(254.5)
                              =====     ======

** One-Time Items - Other Income (Expense):

    Asset Dispositions       $    -    $  28.3
                              -----     ------
      Total                  $    -    $  28.3
                              =====     ======
Note:  Numbers may not add due to rounding.
NM - Not Meaningful

                                                    NEWS RELEASE
                       USAir Group, Inc.
             Consolidated Statements of Operations
                          (Unaudited)
            (in thousands, except per share amounts)

                                   Three Months Ended
                                       December 31,
                                 -----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $1,670,125   $1,515,087    10.2
  Cargo and Freight                  38,956       41,631    (6.4)
  Other                             145,459      124,251    17.1
                                  ---------    ---------
    Total Operating Revenues      1,854,540    1,680,969    10.3

Operating Expenses
  Personnel Costs                   708,049      701,197     1.0
  Aviation Fuel                     156,654      172,497    (9.2)
  Commissions                       131,815      137,696    (4.3)
  Aircraft Rent                     107,911      213,066   (49.4)
  Other Rent and Landing Fees        93,652      108,394   (13.6)
  Aircraft Maintenance               81,926       88,397    (7.3)
  Depreciation and Amortization      88,469      121,976   (27.5)
  Other, Net                        378,144      407,946    (7.3)
                                  ---------    ---------
    Total Operating Expenses      1,746,620    1,951,169   (10.5)
                                  ---------    ---------
    Operating Income (Loss)         107,920     (270,200)      -

Other Income (Expense)
  Interest Income                    19,071        9,006       -
  Interest Expense                  (74,072)     (74,014)    0.1
  Interest Capitalized                1,051        5,213   (79.8)
  Other, Net                          8,855        7,977    11.0
                                  ---------    ---------
    Other Income (Expense), Net     (45,095)     (51,818)  (13.0)
                                  ---------    ---------
Income (Loss) Before Taxes           62,825     (322,018)      -
   Income Tax Provision (Credit)      2,571            -       -
                                  ---------    ---------
Net Income (Loss)                    60,254     (322,018)      -
   Preferred Dividend Requirement   (21,860)     (19,968)    9.5
                                  ---------    ---------
Net Income (Loss) Applicable to
   Common Stockholders           $   38,394   $ (341,986)      -
                                  =========    =========
Income (Loss) Per Common Share
   Primary                       $     0.61   $    (5.63)      -
   Fully Diluted                 $     0.54         N/A        -

Shares Used For Computation (000)
   Primary                           63,143       60,690
   Fully Diluted                     93,063         N/A

                 (continued on next page)

                       USAir Group, Inc.
             Consolidated Statements of Operations
                          (Unaudited)
            (in thousands, except per share amounts)

                                    Twelve Months Ended
                                       December 31,
                                  ----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $6,748,564   $6,357,547     6.2
  Cargo and Freight                 157,262      163,598    (3.9)
  Other                             568,522      476,049    19.4
                                  ---------    ---------
    Total Operating Revenues      7,474,348    6,997,194     6.8

Operating Expenses
  Personnel Costs                 2,887,115    2,889,764    (0.1)
  Aviation Fuel                     634,320      671,926    (5.6)
  Commissions                       563,037      583,158    (3.5)
  Aircraft Rent                     437,649      563,572   (22.3)
  Other Rent and Landing Fees       404,158      436,540    (7.4)
  Aircraft Maintenance              346,854      392,181   (11.6)
  Depreciation and Amortization     352,447      408,587   (13.7)
  Other, Net                      1,527,081    1,542,822    (1.0)
                                  ---------    ---------
    Total Operating Expenses      7,152,661    7,488,550    (4.5)
                                  ---------    ---------
    Operating Income (Loss)         321,687     (491,356)      -

Other Income (Expense)
  Interest Income                    51,624       27,088    90.6
  Interest Expense                 (302,593)    (284,034)    6.5
  Interest Capitalized                8,781       13,760   (36.2)
  Other, Net                         48,773       49,619    (1.7)
                                  ---------    ---------
    Other Income (Expense), Net    (193,415)    (193,567)   (0.1)
                                  ---------    ---------
Income (Loss) Before Taxes          128,272     (684,923)      -
   Income Tax Provision (Credit)      8,985            -       -
                                  ---------    ---------
Net Income (Loss)                   119,287     (684,923)      -
   Preferred Dividend Requirement   (84,904)     (78,036)    8.8
                                  ---------    ---------
Net Income (Loss) Applicable to
   Common Stockholders           $   34,383   $ (762,959)      -
                                  =========    =========
Income (Loss) Per Common Share
   Primary                       $     0.55   $   (12.73)      -
   Fully Diluted                       N/A          N/A        -

Shares Used For Computation (000)
   Primary                           62,430       59,915
   Fully Diluted                       N/A          N/A

Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.

                                                    NEWS RELEASE
                        USAir, Inc.
        (A Wholly-Owned Subsidiary of USAir Group, Inc.)
             Consolidated Statements of Operations
                        (Unaudited)
                  (dollars in thousands)

                                   Three Months Ended
                                       December 31,
                                 -----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $1,543,292   $1,415,564     9.0
  Cargo and Freight                  37,993       40,781    (6.8)
  Other                             143,836      127,836    12.5
                                  ---------    ---------
    Total Operating Revenues      1,725,121    1,584,181     8.9

Operating Expenses
  Personnel Costs                   673,609      668,928     0.7
  Aviation Fuel                     148,708      165,355   (10.1)
  Commissions                       122,789      130,073    (5.6)
  Aircraft Rent                      97,563      204,336   (52.3)
  Other Rent and Landing Fees        89,720      104,772   (14.4)
  Aircraft Maintenance               69,097       77,592   (10.9)
  Depreciation and Amortization      84,909      116,557   (27.2)
  Other, Net                        354,788      394,117   (10.0)
                                  ---------    ---------
    Total Operating Expenses      1,641,183    1,861,730   (11.8)
                                  ---------    ---------
    Operating Income (Loss)          83,938     (277,549)      -

Other Income (Expense)
  Interest Income                    18,964        9,269       -
  Interest Expense                  (76,397)     (76,083)    0.4
  Interest Capitalized                1,051        5,213   (79.8)
  Other, Net                          7,056        7,613    (7.3)
                                  ---------    ---------
    Other Income (Expense), Net     (49,326)     (53,988)   (8.6)
                                  ---------    ---------
Income (Loss) Before Taxes           34,612     (331,537)      -

   Income Tax Provision (Credit)      1,043            -       -
                                  ---------    ---------
Net Income (Loss)                $   33,569   $ (331,537)      -
                                  =========    =========

Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.


                  (continued on next page)

Airline Operating and Financial Statistics (Note 2)
(* denotes scheduled service only)   (c = cents)

                                 Three Months Ended
                                    December 31,
                               ----------------------   Percent
                                  1995         1994      Change
                                  ----         ----     -------

Revenue Passengers
   (Thousands)*                   13,688      14,671     (6.7)
Total Revenue Passenger Miles
   (Millions)                      9,054       9,417     (3.9)
Revenue Passenger Miles
   (Millions)*                     8,960       9,315     (3.8)
Total Available Seat Miles
  (Millions)                      13,723      15,678    (12.5)
Available Seat Miles
   (Millions)*                    13,613      15,561    (12.5)
Passenger Load Factor*              65.8 %      59.9 %    5.9 pts
Break Even Load Factor (Net)
  (Note 3)                          65.0 %      65.8 %   (0.8)pts
Yield*                             17.22 c     15.20 c   13.3
Passenger Revenue per Available
  Seat Mile*                       11.34 c      9.10 c   24.6
Revenue per Available Seat Mile
  (Note 3)                         12.45 c     10.00 c   24.5
Cost per Available Seat Mile
  (Note 3)                         11.87 c     10.58 c   12.2
Average Passenger Journey
   (Miles)*                          655         635      3.1
Average Stage Length (Miles)*        558         536      4.1
Revenue Aircraft Miles
   (Millions)*                       103         121    (14.9)
Cost of Fuel Per Gallon            55.50 c     54.24 c    2.3
Gallons of Fuel Consumed
   (Millions)                        268         305    (12.1)

          (continued on next page)

                        USAir, Inc.
        (A Wholly-Owned Subsidiary of USAir Group, Inc.)
             Consolidated Statements of Operations
                        (Unaudited)
                  (dollars in thousands)

                                   Twelve Months Ended
                                       December 31,
                                 -----------------------  Percent
                                    1995         1994      Change
                                    ----         ----     -------
Operating Revenues
  Passenger Transportation       $6,267,762   $5,922,223     5.8
  Cargo and Freight                 153,651      160,364    (4.2)
  Other                             563,463      496,006    13.6
                                  ---------    ---------
    Total Operating Revenues      6,984,876    6,578,593     6.2

Operating Expenses
  Personnel Costs                 2,751,437    2,753,269    (0.1)
  Aviation Fuel                     605,027      642,305    (5.8)
  Commissions                       527,058      549,192    (4.0)
  Aircraft Rent                     398,063      521,395   (23.7)
  Other Rent and Landing Fees       388,866      422,190    (7.9)
  Aircraft Maintenance              295,594      335,791   (12.0)
  Depreciation and Amortization     337,066      387,211   (13.0)
  Other, Net                      1,447,114    1,484,212    (2.5)
                                  ---------    ---------
    Total Operating Expenses      6,750,225    7,095,565    (4.9)
                                  ---------    ---------
    Operating Income (Loss)         234,651     (516,972)      -

Other Income (Expense)
  Interest Income                    51,122       28,044    82.3
  Interest Expense                 (301,923)    (285,846)    5.6
  Interest Capitalized                8,781       13,760   (36.2)
  Other, Net                         44,767       44,831    (0.1)
                                  ---------    ---------
    Other Income (Expense), Net    (197,253)    (199,211)   (1.0)
                                  ---------    ---------
Income (Loss) Before Taxes           37,398     (716,183)      -

   Income Tax Provision (Credit)      4,408            -       -
                                  ---------    ---------
Net Income (Loss)                $   32,990   $ (716,183)      -
                                  =========    =========

Note: Certain 1994 amounts have been reclassified to conform with 1995 classifications.


                  (continued on next page)

Airline Operating and Financial Statistics (Note 2)
(* denotes scheduled service only)   (c = cents)

                                 Twelve Months Ended
                                     December 31,
                                ---------------------   Percent
                                  1995         1994      Change
                                  ----         ----     -------
Revenue Passengers
   (Thousands)*                   56,674      59,495     (4.7)
Total Revenue Passenger Miles
   (Millions)                     38,079      38,395     (0.8)
Revenue Passenger Miles
   (Millions)*                    37,618      37,941     (0.9)
Total Available Seat Miles
  (Millions)                      58,678      61,540     (4.7)
Available Seat Miles
   (Millions)*                    58,163      61,027     (4.7)
Passenger Load Factor*              64.7 %      62.2 %    2.5 pts
Break Even Load Factor (Net)
  (Note 3)                          64.9 %      67.3 %   (2.4)pts
Yield*                             16.66 c     15.61 c    6.7
Passenger Revenue per Available
  Seat Mile*                       10.78 c      9.70 c   11.1
Revenue per Available Seat Mile
  (Note 3)                         11.80 c     10.59 c   11.4
Cost per Available Seat Mile
  (Note 3)                         11.40 c     11.02 c    3.4
Average Passenger Journey
   (Miles)*                          664         638      4.1
Average Stage Length (Miles)*        560         536      4.5
Revenue Aircraft Miles
   (Millions)*                       444         473     (6.1)
Cost of Fuel Per Gallon            53.23 c     53.28 c   (0.1)
Gallons of Fuel Consumed
   (Millions)                      1,137       1,205     (5.6)


Note 1. Certain 1994 amounts have been reclassified to conform with 1995 classifications.
Note 2. All operating statistics exclude flights operated by USAir under a wet lease arrangement with British Airways ("wet lease").
Note 3. Financial statistics exclude non-recurring charges and the revenue and expense (which amounts net to zero) generated under the wet lease arrangement. Wet lease amounts of $16.1 million and $63.6 million have been excluded from the fourth quarter and year-to-date results for 1995, respectively, and $15.7 and $60.7 million have been excluded from the fourth quarter and year-to-date results for 1994, respectively, from both Other Revenues and Other Expenses for purposes of financial statistic calculation.